UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934



Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement

|_|  Definitive Proxy Statement

|X|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to Rule 14a-12

                                MORGAN STANLEY
           --------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)



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          pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

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     paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


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     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:


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Morgan Stanley [LOGO OMITTED]



                                                                March 17, 2004



Dear Fellow Shareholder:

We previously sent to you proxy material for Morgan Stanley's annual shareholder meeting to be held on April 20, 2004. Your Board of Directors recommends that shareholders vote FOR Items 1 and 2, and AGAINST Items 3, 4 and 5.

Your vote is important, no matter how many shares you own. To make sure that your shares are represented at the meeting, please vote today by telephone, via the Internet, or by signing and returning the enclosed proxy card in the envelope provided.

Thank you for participating--we appreciate your continued support.

Very truly yours,

/s/ Philip J. Purcell

Philip J. Purcell
Chairman and Chief Executive Officer







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                                IMPORTANT NOTE

        Please follow the easy instructions on the enclosed proxy card to vote by telephone or via the Internet.

       If you have questions, or need assistance in voting your shares, please call our proxy solicitors:

                  TOLL-FREE: (800) 290-6427 or (877) 750-5837
                          Or Collect: (646) 822-7404

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